UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2025

PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3200 Kirby Drive, Suite 600	Houston	TX		77098
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code			(713)	335-5151

(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock $0.001 par value per share	PRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 8, 2025, PROS Holdings, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, Company stockholders:

(i)	elected Catherine Lesjak and John Strosahl as Class III directors, and Andres Reiner as a Class I director, with each Class III director to hold office until the 2028 Annual Meeting and the Class I director to hold office until the 2026 Annual Meeting, all until their successor has been duly elected and qualified or until the earlier of their death, resignation or removal.

(ii)	approved, on an advisory vote, named executive officer compensation;
(iii)	approved of amendments to the Company's Amended and Restated 2017 Equity Incentive Plan to, among other items, increase the number of shares authorized for issuance by three million shares; and
(iii)	ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

The total number of outstanding shares entitled to vote at the Annual Meeting as of the March 12, 2025 record date was 47,796,522. A total of 42,806,215 shares of common stock were present in person or by proxy at the Annual Meeting, representing approximately 89.55% of the shares entitled to vote at the Annual Meeting.

Below are the results of the voting on the proposals voted on at the Annual Meeting:

PROPOSAL 1:  The election of two Class III members to the Board of Directors (“Board”), to serve a three-year term until the Corporation’s annual meeting of stockholders to be held in the year 2028; and election of one Class I member to the Board, to serve a one-year term, expiring in 2026; each to serve until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.

			Broker
Name	For	Withheld	Non-Votes
Catherine Lesjak	38,456,261	1,393,070	2,956,884
John Strosahl	37,112,308	2,737,023	2,956,884
Andres Reiner	38,363,593	1,485,738	2,956,884

PROPOSAL 2:   Advisory vote to approve named executive officer compensation:

			Broker
For	Against	Abstain	Non-Votes
35,132,238	2,884,733	1,832,360	2,956,884

PROPOSAL 3:   Approval of amendments to the Company's Amended and Restated 2017 Equity Incentive Plan to, among other items, increase the number of shares authorized for issuance by three million (3,000,000) shares:

			Broker
For	Against	Abstain	Non-Votes
25,026,867	14,290,935	531,529	2,956,884

PROPOSAL 4:     Ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain
39,789,458	703,855	2,312,902

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROS HOLDINGS, INC.

Date: May 9, 2025	/s/ Damian W. Olthoff
Damian W. Olthoff
General Counsel and Secretary